Exhibit 10.1

SETTLEMENT AGREEMENT

          THIS SETTLEMENT AGREEMENT (this “Agreement”) is entered into as of February 6, 2012 (the “Effective Date”), by and among Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company (“Lender”), AMREIT OLMOS CREEK, LP, a Texas limited partnership (“Borrower”), and AMREIT MONTHLY INCOME & GROWTH FUND III, LTD., a Texas limited partnership (“Guarantor”), on the following terms and conditions:

RECITALS:

          A.          NLI Commercial Mortgage Fund, LLC, a Delaware limited liability company (“Original Lender”), made a loan to Borrower in the stated principal amount of $11,175,000.00 (the “Loan”), as evidenced by that certain Secured Promissory Note dated October 3, 2006, in the stated principal amount of $11,175,000.00, executed by Borrower, bearing interest and being payable to the order of Original Lender as therein provided (the “Note”), and being secured by, among other security, that certain Deed of Trust, Security Agreement and Assignment of Rents dated of even date with the Note and recorded in Book 12434, Page 1347, et seq., of the real property records of Bexar County, Texas (the “Deed of Trust”), encumbering real property and improvements located in Bexar County, Texas, more particularly described in Exhibit A attached hereto (the “Project”), having an address of 14602, 14610, 14620, 14624 and 14630 Huebner Road and 14439 NW Military Highway, San Antonio, Texas 78230, and that certain Assignment of Leases and Rents dated of even date with the Note and recorded as Document Number 20060241435, in the real property records of Bexar County, Texas (the “Assignment of Leases”);

          B.          As additional security for the Loan, Guarantor executed that certain Guaranty dated of even date with the Note in favor of Original Lender (the “Guaranty”), pursuant to which Guarantor guaranteed the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) consisting of Borrower’s liabilities and obligations under (i) that certain Environmental Indemnity Agreement dated of even date with the Note, executed by Borrower in favor of Original Lender (the “Environmental Indemnity”), and (ii) paragraph 9 of the Note.

          C.          The Loan matured on November 1, 2011. Borrower was notified by a letter sent on behalf of Original Lender on November 2, 2011 that Borrower’s failure to pay the Loan in full at maturity constituted a default under the Loan Documents (defined below), and that Borrower’s subsequent failure to pay the Loan in full on or prior to November 7, 2011 would constitute an Event of Default (as defined in the Loan Documents) under the Loan Documents. Borrower failed to pay the Loan in full on or prior to November 7, 2011 and an Event of Default occurred and is continuing as of the Effective Date.

          D.          The Loan and the Loan Documents, including without limitation, the Note (and the right to receive payment thereunder), the Deed of Trust (and the right to enforce any liens and/or security interests granted thereby), the Guaranty and the Environmental Indemnity, were transferred, conveyed and assigned by Original Lender to Lender pursuant to (1) that certain Assignment of Deed of Trust, Security Agreement and Assignment of Rents recorded in Book

15285, Page 2161, et seq., of the real property records of Bexar County, Texas, (2) that certain Assignment of Assignment of Leases and Rents recorded in Book 15285, Page 2166, et. seq., of the real property records of Bexar County, Texas, and (3) certain other endorsements, assignments and/or transfers consummated on December 22, 2011.

          E.          Borrower and Guarantor have informed Lender that Borrower is unable to pay the Loan in full. Borrower, Guarantor and Lender desire to enter into this Agreement to provide for the designation by Lender of itself or another entity to accept and own the Project, in consideration for the conditional release and termination by Lender of the responsibilities, obligations and liabilities of Borrower and Guarantor under the Note, the Deed of Trust, the Guaranty and all other documents evidencing, governing, securing or otherwise pertaining to the Loan (collectively, the “Loan Documents), all subject to and in accordance with the terms and conditions hereinafter set forth:

AGREEMENTS:

          NOW, THEREFORE, for the premises, for Ten and No/100 Dollars ($10.00), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

          1.          Accounting. Each of Borrower and Guarantor covenants and agrees that, in addition to and not in limitation of any rights of Lender under the Loan Documents, for a period of seventy-five (75) days from and after the Effective Date, Lender may at any time during such period conduct an audit of the revenues and receipts of the Project and the operating expenses of the Project based on books and records of the Project provided by Borrower. Borrower shall make such books and records available to Lender on request at the Project. Borrower warrants and represents that to the best of Borrower’s actual knowledge, such books and records are true and accurate in all material respects.

          2.          Conveyance of the Project to Lender. Immediately following the execution of this Agreement, Borrower shall convey all legal and equitable title and interest in and to the Project to Lender by executing and delivering to Lender the following:

                       (a)          Special Warranty Deed (the “Deed”), in the same form, except as to dating and execution, as the form attached hereto as Exhibit C and made a part hereof;

                       (b)          Assignment of Personal Property, Name, Service Contracts, Warranties, and Leases (the “General Assignment”), in the same form, except as to dating and execution, as the form attached hereto as Exhibit D and made a part hereof, assigning and transferring to Lender all personal property and contracts (excluding, however, any management or leasing contract between AmREIT Realty Investment Corporation (“Manager”) and Borrower) comprising the Project and the lessor’s interest in all leases of space in the Project, including all amendments to such leases (such leases, with all amendments, being herein called the “Leases”);

                       (c)          Such affidavits, indemnities and other documents as may be reasonably required by Lender or its title insurance company, including without limitation, Foreign Investment in Real Property Tax affidavits in the form attached hereto as Exhibit F, affidavits as to debts, liens and possession or other title affidavits, in order to consummate the Conveyance (defined below) (the “Closing Affidavits”);

                       (d)          All keys to the Project;

                       (e)          Evidence reasonably satisfactory to Lender of Borrower’s termination of all existing management and leasing agreements with respect to the Project and payment in full (and release of Lender from) all termination fees or other amounts due to the terminated party in question, including all leasing commissions owing and any accounts payable; and

                       (f)          All books and records in Borrower’s, Guarantor’s or Manager’s possession or control or otherwise readily available to Borrower, Guarantor or Manager that relate to the ownership, use, operation, leasing, maintenance, and operation of the Project (which shall be delivered to Lender or such other party as it may designate);

The Deed, the General Assignment and the Closing Affidavits are collectively referred to herein as the “Conveyance Documents”. The Conveyance Documents, and the conveyances to Lender effected thereby (collectively, the “Conveyance”), shall be subject to only the Loan Documents and to the indebtedness evidenced by the Note and the other Loan Documents, and the matters set forth on Exhibit B attached hereto (the “Permitted Encumbrances”). The Conveyance shall constitute an absolute conveyance of the Project, thereby expressly waiving any right, claim, or interest of Borrower and Guarantor in or to any profits which may thereafter accrue or be payable from the ownership, use, lease, sale or other disposition of the Project.

In addition to the Conveyance Documents, immediately following the execution of this Agreement, the Borrower shall execute and deliver to Lender a Quitclaim Deed in the same form, except as to dating and execution, as the form attached hereto as Exhibit M and made a part hereof, conveying all of Borrower’s right, title and interest, if any, in and to the property more particularly described therein.

          3.          Settlement Documents. Following the execution and delivery of the Conveyance Documents, Lender shall deliver notices to all tenants under the Leases directing such tenants to pay all rents and other payments thereafter payable under the Leases as directed by Lender in the form, except as to dating and execution, attached hereto as Exhibit E and made a part hereof (the “Tenant Notice Letter”). This Agreement, the Conveyance Documents, the Tenant Notice Letters, and all other documents or instruments executed or delivered in connection with this Agreement are hereinafter collectively called the “Settlement Documents.”

          4.          Retained Liabilities. Notwithstanding anything to the contrary set forth in this Agreement, Borrower and Guarantor shall remain liable for, and shall not be released from their respective obligations related to, the following matters (collectively, the “Retained Liabilities”):

                       (a)          any warranty of title to the Project contained in the Deed, the Deed of Trust or in any other Settlement Documents or Loan Documents;

                       (b)          any failure of Borrower or Guarantor to comply with any of the representations, warranties, covenants, agreements and indemnities relating to environmental matters contained in the Deed of Trust, the Environmental Indemnity, the Guaranty or any other Loan Documents and which failure occurs prior to the delivery of the Deed and possession of the Project to Lender (collectively, the “Environmental Indemnities”);

                       (c)          with respect to Guarantor only, any and all obligations (including without limitation, any indemnification obligations) and liabilities arising or accruing under the Guaranty solely with respect to the portion of the Guaranteed Obligations (as defined in the Guaranty) related to clauses (b), (c), (e) or (z) of Paragraph 9 of the Note; provided, however, that (1) Guarantor’s Retained Liabilities under this Section 4(c) that relate solely to the obligations of the lessor under any Lease with respect to security deposits of tenants shall be limited to the Transferred Security Deposits (defined below), and (2) Guarantor’s Retained Liabilities under this Section 4(c) shall continue until December 31, 2012, after which such Retained Liabilities shall be released and discharged; and

                       (d)          any obligations and liabilities arising under the Settlement Documents.

          5.          Release by Lender. Subject in all respects to Borrower’s and Guarantor’s continued liabilities and obligations with respect to the Retained Liabilities or under the Settlement Documents (including, without limitation, Section 9 of this Agreement), (a) Lender hereby releases, acquits, and forever discharges Borrower and Guarantor and their respective partners, members, shareholders, officers, agents, servants, employees, attorneys and representatives (collectively, the “Released Parties”), of and from any and all of their responsibilities, obligations, and liabilities under the Loan Documents, and any and all claims, demands, damages, costs, losses, expenses, commissions, actions and causes of action of whatever nature in connection with or arising or to arise from or resulting or to result from or relating to the Project or the transactions evidenced by the Loan Documents (collectively, the “Loan Transaction”), and (b) Lender shall not bring or institute any action or suit in connection with any amounts owed pursuant to the Note and the other Loan Documents against any of the Released Parties. Notwithstanding the foregoing, nothing contained in this Agreement shall release, reduce, limit, impair or adversely affect the rights or remedies of Lender with respect to the Retained Liabilities or under the Settlement Documents (including, without limitation, Section 9 of this Agreement). This release shall inure to the benefit of the Released Parties and their successors and assigns and shall be binding on Lender, its successors and assigns.

          6.          Release by Borrower. Borrower and Guarantor, in each instance for itself and the Released Parties, hereby releases, acquits and forever discharges Original Lender and Lender, and their respective members, affiliates and subsidiaries, and each of their respective agents, servicers, servants, employees, attorneys and representatives (collectively, the “Lender Parties”), of and from any and all claims, demands, damages, costs, losses, expenses, commissions, actions and causes of action of whatever nature in connection with or arising or to arise from or resulting or to result from or relating to the Loan Transaction, specifically including any claim or claims of usury or lender liability, it being understood and agreed by the parties to this Agreement that there is no admission on the part of any Lender Party that interest has ever been contracted for, charged or received in excess of the maximum amount allowed by applicable law. No promise or inducement for this release has been offered except as set forth herein and this release is executed without reliance upon any statement or representation of any person or parties released, or their representatives, concerning the nature and extent of the damages and/or the legal liability therefor. This release shall inure to the benefit of the Lender Parties and their successors and assigns and shall be binding on the Released Parties and their respective heirs, legal representatives, successors and assigns.

          7.          Development, Marketing and Sale of the Project. Each of Borrower and Guarantor hereby acknowledges and agrees that from and after the Effective Date, (a) Lender shall have the right to market the Project for sale to prospective purchasers, and may disseminate to and share with any prospective purchaser any financial or other information relating to the Project or its operation, provided, however, that the representations, warranties and covenants of Borrower and Guarantor hereunder shall not be deemed to run to or otherwise benefit any purchasers of the Project or any right therein or part thereof, and (b) neither Borrower nor Guarantor shall, without the prior written consent of Lender, take any action with respect to the ownership, development, leasing, or marketing of the Project. Each of Borrower and Guarantor hereby waives any claim for loss, damage, liability, or profit against Lender arising out of any future sale, conveyance, or other disposition of the Project or any part thereof.

          8.          Change in Management. Borrower shall relinquish, and cause Manager and any other party retained by Borrower to relinquish, all management and/or leasing responsibilities and duties relating to the Project in order that Lender, as new owner, may assume management, leasing and operation of the Project under a new manager effective as of the Conveyance. Borrower, Manager or any other manager, leasing agent or listing agent which have been appointed to lease, manage and operate the Project shall cause its personnel to be available for a reasonable time to assure an orderly transfer of responsibilities, as reasonably deemed necessary by Lender without any third party cost and expense to Borrower or Manager or any such other manager or agent (for avoidance of doubt, in no event shall the time of Borrower, Guarantor, Manager or their employees, be charged to Lender).

          9.          Reinstatement. If, at any time, this Agreement or the Conveyance are restrained, enjoined, set aside, avoided or held to be invalid or unenforceable for any reason, in a bankruptcy proceeding or otherwise, as a result of any act or omission by Borrower or Guarantor or any other Released Party or any bankruptcy proceeding affecting Borrower or Guarantor or any other Released Party, then the liabilities, obligations, and responsibilities of Borrower and Guarantor under the Loan Documents automatically shall be reinstated, the release in Section 5 of this Agreement shall be void ab initio and all of the respective rights, privileges and duties of each of Borrower, Guarantor and Lender under the Loan Documents shall be reinstated. Neither Borrower nor Guarantor shall seek to restrain, enjoin, upset, disturb, set aside, avoid, or otherwise overturn any portion of this Agreement or the conveyance and transfer of the Project to Lender hereunder and each of Borrower and Guarantor hereby waives any rights it may have to restrain, enjoin, upset, disturb, set aside, avoid or otherwise overturn this Agreement or the conveyance and transfer of the Project to Lender hereunder. If a petition for relief under any federal or state bankruptcy, insolvency or reorganization law is filed by or against Borrower or Guarantor, Lender shall be entitled to immediate relief from the automatic stay (to the extent necessary) to permit Lender to immediately exercise any and all of its rights and remedies with respect to the Note, the Deed of Trust, the Guaranty and all other Loan Documents.

          10.        No Contest. Each of Borrower and Guarantor hereby covenants and agrees that (a) neither Borrower nor Guarantor nor any other Released Party, will oppose, hinder, impede,

obstruct, delay or in any manner or means interfere with (1) the exercise by Lender or its agents of Lender’s rights under the Assignment of Leases, nor (2) Lender’s judicial or non-judicial foreclosure rights at law, in equity or under and pursuant to the Loan Documents, and (b) neither Borrower nor Guarantor shall challenge at any time (1) the validity of any non-judicial foreclosure sale conducted by Lender or its agents with respect to the Project or any part thereof, (2) the validity of any judicial foreclosure action brought by Lender or its agents, (3) the enforceability of any transfer of title to the Project, or any part thereof, resulting from any such non-judicial foreclosure sale or judgment in judicial foreclosure action, or (4) the validity of the Assignment of Leases or any other Loan Document, provided, however, that the foregoing shall not be construed to limit the ability or right of Borrower and Guarantor to contest a claim made by Lender or its agents with respect to a matter released by Lender pursuant to Section 5 of this Agreement.

          11.        Borrower’s and Guarantor’s Representations and Warranties. To induce Lender to enter into this Agreement, each of Borrower and Guarantor jointly and severally represents and warrants to Lender that:

                       (a)          Collectively, Borrower and Guarantor are the sole owners and holders of each and every claim, cause of action, right and chose in action relating to the Loan Transaction;

                       (b)          Except as disclosed on Exhibit G hereto, there are no actions, suits, or legal, equitable, arbitrative, administrative or other proceedings pending or, to the best of its actual knowledge, threatened against Borrower or the Project before any federal, state, municipal or other court, department, commission, body, board, bureau, agency or instrumentality, and there are no outstanding judgments, injunctions, writs, rulings, or orders by any governmental entity against Borrower or the Project;

                       (c)          Except as disclosed on Exhibit H hereto, Borrower has not incurred any liability or obligation for leasing or sales commissions to any broker or agent in connection with the leasing and/or sale of any part of the Project that has not been paid in full;

                       (d)          Except as disclosed on Exhibit I hereto, there are no unpaid bills for any labor, materials or services furnished for the Project or for the improvement or maintenance of the Project, and, except for the liens created by the Loan Documents, none of Borrower, Guarantor and Manager has actual knowledge of any mechanics’, materialmen’s or other liens or encumbrances in existence, of record or otherwise, affecting the Project, and there are no other unpaid bills or other charges incurred by Borrower in the ownership, operation or leasing of the Project except Scheduled Services and Materials (defined below);

                       (e)          Borrower has not entered into any contract to sell the Project or granted any option, right of first refusal or similar right to purchase the Project;

                       (f)          Neither Borrower nor Guarantor has made an assignment for the benefit of creditors, or filed a petition in bankruptcy, or been adjudicated insolvent or bankrupt, or petitioned a court for the appointment of any receiver or custodian of or trustee for it or any of its property, or commenced any proceeding relating to such party under any reorganization, rearrangement, readjustment of debt, dissolution, rehabilitation or liquidation law or statute of any jurisdiction;

                       (g)          There has not been commenced and is not pending against Borrower or Guarantor any proceeding of the nature described in Section 11(f) hereof, nor has any order for relief been entered with respect to Borrower or Guarantor under the Federal Bankruptcy Code;

                       (h)          No person or entity is entitled to any brokerage fee or commission as a result of any actions of Borrower or Guarantor in connection with the acquisition of the Project by Lender, and Borrower shall defend, indemnify and hold Lender harmless for any claim for such commission or compensation arising from activities or actions taken by Borrower;

                       (i)          Each of Borrower and Guarantor is executing this Agreement of its own free will and accord and upon knowledge of the facts and the legal advice given by its attorneys;

                       (j)          Borrower is a limited partnership duly organized and validly existing under the laws of the state of Texas, having all powers required to carry on its business and to enter into and carry out the transactions contemplated hereby; AmREIT Olmos Creek GP, Inc., the general partner of Borrower, is a corporation duly organized and validly existing under the laws of the state of Texas, having all powers required to carry on its business, to act as general partner on behalf of Borrower, and to execute and perform in accordance with this Agreement; Guarantor is a limited partnership duly organized and validly existing under the laws of the state of Texas, having all powers required to carry on its business, to execute this Agreement, and to perform its obligations under the Guaranty; AmREIT Monthly Income & Growth III Corporation, the general partner of Guarantor, is a corporation duly organized and validly existing under the laws of the state of Texas, having all powers required to carry on its business, to act as general partner on behalf of Guarantor, and to execute and perform in accordance with this Agreement;

                       (k)          Borrower and Guarantor have duly taken all action necessary to authorize the execution and delivery by it of the Settlement Documents and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder;

                       (l)          The execution, delivery and performance by Borrower and Guarantor of this Agreement, the Deed, the General Assignment, and the other Settlement Documents, and the consummation of the transactions contemplated by the Settlement Documents, do not and will not (A) conflict with any provision of (i) to the Borrower’s and Guarantor’s current actual knowledge, any domestic or foreign law, statute, rule or regulation, (ii) organizational documents of Borrower or Guarantor, or (iii) any agreement, judgment, license, order or permit applicable to or binding upon Borrower or Guarantor; (B) result in the acceleration of any debt other than indebtedness by Borrower to Lender; or (C) result in or require the creation of any lien or encumbrance upon any assets or properties of Borrower or Guarantor except as expressly disclosed to Lender or otherwise contemplated in the Settlement Documents. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of any Settlement Document or to consummate any transactions contemplated by the Settlement Documents;

                       (m)         This Agreement is, and the Deed, the General Assignment and the other Conveyance Documents, when duly executed and delivered, will be, legal and binding obligations of Borrower and Guarantor, enforceable in accordance with their respective terms;

                       (n)          The Recitals to this Agreement are true and correct in all respects;

                       (o)          Exhibit J attached hereto is a true, correct and complete list of all operating accounts maintained in connection with the Project (the “Operating Accounts”) and the balances thereof as of February 3, 2012;

                       (p)          No letter of credit has been issued in favor of Borrower or, to the best of Borrower’s actual knowledge, Borrower’s predecessor in interest under the Leases;

                       (q)          There are no escrows, impounds or reserves for taxes, insurance, repairs, maintenance, interest or any other matter or for any other purpose in connection with the Loan or pursuant to the Loan Documents;

                       (r)          The representations in Section 2 of the Environmental Indemnity are true and correct;

                       (s)          Exhibit K attached hereto is a true, correct and complete list of all services and materials for the Project prior to the Effective Date for which either no billing has been received or a billing has been received but has not been paid (the “Scheduled Services and Materials”);

                       (t)          Exhibit L attached hereto is a true, correct and complete list of all tenants of the Project and Leases (including all amendments thereto) and all security deposits delivered by such tenants and currently held by Borrower. To the best of Borrower’s actual knowledge, Exhibit L is a true, correct and complete list of all security or other deposits delivered by such tenant in connection with its Lease.

                       (u)          No payment received from any tenant for expense reimbursements or such tenant’s share of taxes has been applied to any amount owed under or in connection with the Loan;

                       (v)          Neither Borrower nor Guarantor has any knowledge of any fact or condition existing regarding the presence of, testing for, or remediation of, mildew, mold or mold spores on the Project;

                       (w)          Borrower is not a “foreign person” nor a “foreign corporation” as those terms are defined in Section 1445 of the Internal Revenue Code of 1986, as amended;

                       (x)          Borrower and Guarantor are currently in compliance with, and shall at all times during the term of this Agreement (including any extension thereof) remain in compliance with, the regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive

Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto;

                      (y)          Borrower and Guarantor have requested conveyance of title to the Project in lieu of the exercise of Lender’s remedies under the Loan Documents and, throughout the negotiation, preparation and execution of this Agreement have been, and will through the Conveyance be, represented by competent legal counsel of their own choosing;

                      (z)          This Agreement was entered into out of the free will of Borrower and Guarantor, pursuant to arm’s-length negotiations, and Borrower and Guarantor believe this Agreement is fair;

                      (aa)        Lender has not taken advantage of Borrower or Guarantor by threats, intimidation, overreaching, unconscionable conduct, or otherwise, and Borrower and Guarantor are proceeding in the transactions contemplated by this Agreement as volunteers in what they perceive to be their own best interests; and

                      (bb)        Neither Borrower nor Guarantor has entered into this Agreement, the Conveyance Documents or the other Settlement Documents to which it is a party or its property is subject with the intent to hinder, delay or defraud any creditor.

All of the representations and warranties of this Section 11 shall survive execution of this Agreement until December 31, 2012.

          12.       Lender’s Representations and Warranties. To induce Borrower to enter into this Agreement, Lender represents and warrants to Borrower that:

                      (a)          Lender is the sole owner and holder of each and every claim, cause of action, right and chose in action relating to the Loan Documents (including the Guaranty) and the Environmental Indemnities;

                      (b)          Lender has taken all action necessary to authorize the execution and delivery of this Agreement and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder; and

                      (c)          This Agreement imposes legal and binding obligations on Lender, enforceable in accordance with its terms.

          13.       Allocation of Revenues and Expenses. Ad valorem taxes of the Project, all expenses of the Project and all rents and other revenue derived from the ownership, use, leasing, and operation of the Project shall be allocated and paid as between Borrower and Lender and as between Borrower and Lender in the following manner:

                      (a)          All checks, money orders, cash or similar payments applicable or attributable to the period commencing on January 1, 2012 and continuing thereafter (regardless of when actually received), less any operating expenses of the Project approved by Lender and paid by Borrower, shall be assigned, endorsed and delivered to Lender on the Effective Date and thereafter within two (2) business days following receipt by Borrower;

                      (b)          All Scheduled Services and Materials shall be and become the responsibility of Lender; and

                      (c)          On the Effective Date, Borrower immediately shall transfer and assign to Lender all cash in the Operating Accounts and cash security deposits in the amount of $38,489.50 (the “Transferred Security Deposits”).

Except for any liability for services or materials which have not been scheduled or otherwise disclosed to Lender, so long as Lender shall have received all funds payable to Lender under this Section 13, Lender shall have no claim against Borrower relating to any unpaid expenses of the Project. Borrower shall use good faith efforts to cause all water, sewer, electricity, natural gas, and other utilities for the Project, and all other services for the Project, to be transferred to Lender on the Effective Date.

          14.       Due Diligence Conditions. On or prior to the Effective Date Borrower shall have furnished or caused to be furnished to Lender, or Lender shall otherwise obtain (to the extent deemed necessary or advisable to Lender), the following to the extent within Borrower’s, Guarantor’s or Manager’s possession or control, each of which shall be approved by Lender in its sole and absolute discretion:

                      (a)          A current rent roll of the Project (the “Rent Roll”), in form satisfactory to Lender, certified by Borrower and Guarantor and accompanied by all Leases;

                      (b)          Without limiting the generality of the obligation to furnish or cause to be furnished all Leases pursuant to Section 14(a) above, Borrower shall have furnished or caused to be furnished to Lender (1) the Leases for the tenants commonly known as Ana Gonzales Identity, Frederick’s Restaurant and Thrifty Liquor, and (2) all amendments to and extensions of the Leases for the tenants commonly known as Park Avenue Cleaners, UPS Store, Solar Nail Salon, Edward Jones and Subway;

                      (c)          Detailed calculations, on a tenant-by-tenant basis, of all common area maintenance, operating expense, or other “triple-net” costs passed through to the tenant under any Lease;

                      (d)          Evidence satisfactory to Lender that 2011 taxes and assessments for the Project have been paid in full;

                      (e)          Copies of (1) all operating, leasing, and management contracts and agreements for the Project, and (2) to the extent in the possession or control of Borrower, Guarantor or their respective agents, equipment servicing and warranty agreements and other contracts for the use and operation of the Project;

                      (f)          Copies of all surveys and site plans, in Borrower’s or Guarantor’s possession or otherwise readily available to Borrower or Guarantor, pertaining to the Project or any improvement thereof;

                      (g)          Copies of all plans and specifications, in Borrower’s or Guarantor’s possession or otherwise readily available to Borrower or Guarantor, pertaining to the Project or any improvement thereof;

                      (h)          Certificates evidencing the existence and good standing of Borrower and Guarantor and resolutions of Borrower and Guarantor evidencing the authority of Borrower and Guarantor to execute and deliver this Agreement, convey, assign and transfer to Lender the Project and all related agreements, rights, materials and information, under and pursuant to the Deed and the General Assignment, and otherwise to consummate the transactions contemplated by this Agreement;

                      (i)          To the full extent the same are in the possession of Borrower or Guarantor or otherwise readily available to Borrower or Guarantor, all documentation related to or evidencing any liens or encumbrances, of record or otherwise, on the Project, except for the liens created by the Loan Documents;

                      (j)          To the full extent the same are in the possession of Borrower or Guarantor or otherwise readily available to Borrower or Guarantor, all certificates of occupancy for space in the Project, and all other licenses, certificates, consents, permits and approvals required by any regulatory authority having jurisdiction over the Project;

                      (k)          An operating statement accurately reflecting the rental and other income and the operating and capital expenditures of the Project for the calendar year 2011 and for the period commencing on January 1, 2012 and ending on the Effective Date;

                      (l)          An aging accounts receivable report for the Project as of the Effective Date, certified to by Borrower and Guarantor;

                      (m)          Paid invoices for all common area maintenance charges, utilities and insurance premiums applicable or attributable to 2011 with respect to the Project;

                      (n)          The budget or budgets under which the Project is being operated for 2012;

                      (o)          A statement of all utility deposits being held with respect to the Project; and

                      (p)          Such other documents or items affecting the Project, Borrower or Guarantor as Lender reasonably shall request, provided that Borrower and Guarantor shall be obligated to furnish to Lender only such documents or items as are in Borrower’s or Guarantor’s possession or control or otherwise readily available to Borrower or Guarantor.

Each of Borrower and Guarantor agrees that it will (1) cooperate fully with Lender to obtain such title insurance reports or commitments, engineering reports, environmental engineering reports and other information on the Project as Lender shall determine to be necessary or advisable to be obtained, at Lender’s sole cost and expense, in connection with this Agreement, (2) reasonably cooperate with Lender and any manager retained by Borrower, to provide full access to the Project and its records, including the right to conduct engineering studies, environmental assessments, financial audits and other inspections that Lender shall determine to be necessary or advisable to be made, without cost and expense to Borrower or Guarantor, in connection with this Agreement, and (3) further cooperate after the Effective Date to effectuate an orderly transfer of the Project and its operations to Lender and to provide Lender access to the Project and any information relating to the Project which is in Borrower’s or Guarantor’s possession or control which is reasonably necessary to effectuate the purposes of this Agreement. Each of Borrower and Guarantor further covenants and agrees, upon request by Lender, (A) to deliver to each tenant of the Project a tenant estoppel certificate, in form satisfactory to Lender, and (B) to request each such tenant to complete and execute such tenant estoppel certificate and return the same to Lender to confirm that each respective Lease is valid and continues in full force and effect without offset, credit or defense and to confirm such other matters with respect to the Leases and the Project as may be required by Lender, and (C) to use good faith efforts, consistent with the terms of the Leases, to cause such tenant estoppel certificates to be completed, executed and returned, without any third party cost and expense to Borrower or Guarantor (for avoidance of doubt, in no event shall the time of Borrower, Guarantor or Manager, or their employees, be charged to Lender).

          Upon delivery of the Deed by Borrower and acceptance thereof by Lender, all of Borrower’s and Guarantor’s obligations to deliver the items set forth in clauses (a) through (p) of Section 14 shall be deemed to have been satisfied in full.

          15.       No Extinguishment or Merger; Subsequent Foreclosure.

                      (a)          No Extinguishment. The parties acknowledge and agree that Lender’s title to the Project shall be subject to any Continuing Liens (defined below), and that any such Continuing Liens shall not be extinguished by the Conveyance. As used in this Agreement, “Continuing Liens” shall mean, collectively, any liens and/or security interests created under the Deed of Trust or any of the other Loan Documents to which Lender’s title to the Project shall be subject, as determined by Lender in its sole and absolute discretion, which determination may be made by Lender with respect to some, all or none of the liens and security interests created under the Loan Documents. Lender’s election to take title subject to any Continuing Liens shall not be an assumption of the indebtedness associated with such Continuing Liens.

                      (b)          No Merger. The parties acknowledge and agree that if Lender elects to take title to the Project subject to any Continuing Liens, the Conveyance is not intended to, and shall not, merge Lender’s interests as the fee owner of the Project pursuant to the Conveyance Documents with or into Lender’s interests as the owner and holder of any Continuing Liens. In furtherance thereof, if Lender elects to take title to the Project subject to any Continuing Liens, the Deed and the General Assignment shall expressly recite that the interests being conveyed thereby shall not merge with or into, but shall be and at all times remain separate and distinct from, any Continuing Liens, notwithstanding any union of those interests in Lender at any time by purchase, termination or otherwise, and that the Continuing Liens shall be and at all times remain valid and continuous liens and/or security interests encumbering the Project.

                      (c)          Subsequent Foreclosure. Nothing in this Agreement shall be deemed to waive or release any rights to void the Deed that Lender may have under Section 51.006 of the Texas Property Code. Each of Borrower and Guarantor acknowledges that Lender is relying on

Borrower and Guarantor to disclose all liens or encumbrances affecting the Project that exist or may arise on or prior to the Effective Date, that Lender has no personal knowledge of any such lien or encumbrance except for those liens and encumbrances evidenced of record or otherwise disclosed by Borrower or Guarantor to Lender in writing, and that Lender would not have entered into this Agreement but for such reliance upon Borrower and Guarantor. To the extent Lender, in its sole and absolute discretion, elects to exercise its rights under Section 51.006 of the Texas Property Code, Borrower and Guarantor shall execute any document or instrument reasonably necessary or appropriate to effect a foreclosure under the Deed of Trust as contemplated by Section 51.006 of the Texas Property Code.

          16.       Notices. Any notices or requests hereunder shall be in writing and mailed by certified or registered mail, return receipt requested, postage prepaid, or delivered by Federal Express or any similar overnight air courier service, addressed to Borrower or Lender as follows:

If to Lender:	Q Olmos Creek Property, LLC
301 Commerce Street, Suite 3200
Fort Worth, Texas 76102
Attention: Thomas F. Ellis III

with a copy to:	Q Olmos Creek Property, LLC
301 Commerce Street, Suite 3200
Fort Worth, Texas 76102
Attention: Business Affairs

with a copy to:	Vinson & Elkins L.L.P.
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201-2975
Attention: Randy R. Jurgensmeyer

If to Borrower:	AmREIT Olmos Creek, LP
8 Greenway Plaza, Suite 1000
Houston, Texas 77046
Attention: Chad Braun

with a copy to:	Bass Berry Sims
The Tower at Peabody Place
100 Peabody Place, Suite 900
Memphis, Tennessee 38103-3672
Attention: T. Gaillard Uhlhorn

If to Guarantor:	AmREIT Monthly Income & Growth Fund III, Ltd.
8 Greenway Plaza, Suite 1000
Houston, Texas 77046
Attention: Chad Braun

with a copy to:	Bass Berry Sims
The Tower at Peabody Place
100 Peabody Place, Suite 900
Memphis, Tennessee 38103-3672
Attention: T. Gaillard Uhlhorn

or to such other addresses as may be designated from time to time by Lender or Borrower in accordance with these provisions. Any such notice or request sent in accordance with these provisions shall be deemed to have been validly and effectively delivered on the third business day following deposit in United States mail or the first business day following deposit with Federal Express or other similar overnight air courier service. For purposes of this Agreement “business day” shall mean any day on which national banking associations are required and authorized to be open for business.

          17.       Entire Agreement; No Representations. This Agreement and the other Settlement Documents, as executed or amended in accordance with this Agreement, constitute the entire understanding and agreement between Lender, Borrower and Guarantor with respect to the matters addressed herein and therein and supersede all prior written or oral understandings and agreements of Lender, Borrower and Guarantor in connection therewith. Except as set forth herein, in any other Settlement Documents or in the Loan Documents, Lender, Borrower and Guarantor acknowledge and agree that they are not relying on any representation, warranty, indemnity or assurance in entering into this Agreement and consummating the transactions contemplated hereby. This Agreement, including, without limitation, all representations, warranties and agreements made herein, shall survive and continue to be in full force and effect following the execution of the Settlement Documents, any modifications and amendments thereto and any other instruments necessary to effectuate the transactions contemplated herein.

          18.       Future Assurances. At Lender’s request following the Effective Date, Borrower and/or Guarantor shall execute or re-execute any Settlement Document or any other certificate, document or instrument as may be reasonably necessary to ratify, confirm, authorize or effect the Conveyance.

          19.       Assignment. Lender shall have the right to assign its rights and obligations under this Agreement to an entity controlling, controlled by or under common control with Lender.

          20.       Severability. Except as set forth in Section 9 of this Agreement, in case any of the provisions of this Agreement shall for any reason by held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

          21.       Form and Substance. All documents, certificates, and other items required under this Agreement shall be in form and substance satisfactory to Lender.

          22.       Costs and Expenses. Except as otherwise expressly set forth in this Agreement, Lender shall pay all costs and expenses incurred in connection with the consummation of the Conveyance (including recording fees, any escrow fees and any costs associated with the issuance of a title commitment or policy and endorsements thereto). Each of Borrower, Guarantor and Lender shall bear and pay its own costs and expenses incurred in connection with the preparation and negotiation of this Agreement or any other Settlement Documents, including without limitation the costs and expenses of its own legal counsel.

          23.       Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

          24.       Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

          25.       No Third Party Beneficiary. Borrower and Guarantor acknowledge and agree that the acceptance by Lender of title to the Project under the terms of this Agreement and the assignment to Lender of the contracts and agreements related to the Project shall not create any obligations on the part of Lender to third parties that have claims of any kind whatsoever against Borrower or Guarantor relating to the Project or otherwise, and Lender does not assume or agree to discharge any liabilities of Borrower or Guarantor relating to the Project which occurred prior to the Effective Date.

          26.       APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

          27.       Advice of Counsel. EACH OF BORROWER AND GUARANTOR ACKNOWLEDGES AND AGREES THAT (A) BORROWER AND GUARANTOR HAVE EACH CAREFULLY READ, AND EACH UNDERSTANDS, ALL OF THE TERMS OF THIS AGREEMENT; (B) EACH OF BORROWER AND GUARANTOR HAS EXECUTED THIS AGREEMENT VOLUNTARILY, FREELY AND OF ITS OWN INITIATIVE, AFTER HAVING CONSULTED WITH ITS INDEPENDENT LEGAL COUNSEL AND AFTER HAVING HAD ALL OF THE TERMS OF THIS AGREEMENT EXPLAINED BY ITS INDEPENDENT LEGAL COUNSEL; (C) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT HAVE BEEN INTENTIONALLY, INTELLIGENTLY, KNOWINGLY AND VOLUNTARILY AGREED TO; (D) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT HAVE BEEN AGREED TO WITH FULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES, INCLUDING FULL KNOWLEDGE OF THE SPECIFIC NATURE OF ANY RIGHTS OR DEFENSES WHICH EACH HAS AGREED TO WAIVE OR RELEASE PURSUANT TO THIS AGREEMENT; (E) EACH HAS HAD A FULL AND ADEQUATE OPPORTUNITY TO NEGOTIATE THE TERMS CONTAINED IN THIS AGREEMENT AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY ARE NOT THE RESULT OF FRAUD, DURESS OR UNDUE INFLUENCE; (F) EACH IS EXPERIENCED IN AND FAMILIAR WITH TRANSACTIONS OF THE TYPE EVIDENCED BY THIS AGREEMENT; AND (G) THE WAIVERS AND RELEASES CONTAINED IN THIS AGREEMENT ARE MATERIAL INDUCEMENTS TO LENDER’S EXECUTION OF THIS AGREEMENT, AND LENDER

HAS RELIED ON SUCH WAIVERS AND RELEASES IN ENTERING INTO THIS AGREEMENT AND WILL CONTINUE TO RELY ON SUCH WAIVERS AND RELEASES IN ANY RELATED FUTURE DEALINGS WITH BORROWER OR GUARANTOR.

          28.       No Oral Agreements. THIS AGREEMENT AND THE ATTACHMENTS AND EXHIBITS HERETO REPRESENT THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT SIGNED BY ALL OF THE PARTIES HERETO.

          29.       Successors and Assigns. The covenants and obligations contained herein shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereof.

          30.       Survival. The provisions of this Agreement that contemplate performance after the Conveyance and the obligations of the parties not fully performed upon consummation of the Conveyance shall survive the Conveyance and shall not be deemed to be merged into or waived by the Conveyance Documents.

          31.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement.

          32.       Time of the Essence. Time is of the essence in the performance of this Agreement.

          33.       Exhibits. The following are exhibits to this Agreement:

Exhibit A	—	Legal Description
Exhibit B	—	Permitted Encumbrances
Exhibit C	—	Deed
Exhibit D	—	General Assignment
Exhibit E	—	Tenant Notice Letter
Exhibit F	—	FIRPTA Certificate
Exhibit G	—	Litigation
Exhibit H	—	Unpaid Leasing and Sales Commissions
Exhibit I	—	Unpaid Bills
Exhibit J	—	Operating Accounts
Exhibit K	—	Scheduled Services and Materials
Exhibit L	—	List of Leases and Deposits
Exhibit M	—	Quitclaim Deed

          EXECUTED to be effective as of the Effective Date.

LENDER:	Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company

	By:	/s/ Noel Nesser
Noel Nesser, CFO & Treasurer

Signature Pages -
Settlement Agreement

BORROWER:	AMREIT OLMOS CREEK, LP, a Texas limited partnership
	By:	AmREIT Olmos Creek GP, Inc., a Texas corporation, its general partner

		By:	/s/ Brett Treadwell
Name: Brett Treadwell
Title: Vice President

GUARANTOR:	AMREIT MONTHLY INCOME & GROWTH FUND III, LTD., a Texas limited partnership
	By:	AmREIT Monthly Income & Growth III Corporation, a Texas corporation, its general partner

		By:	/s/ Brett Treadwell
Name: Brett Treadwell
Title: Vice President

Signature Pages -
Settlement Agreement

EXHIBIT A

LEGAL DESCRIPTION

TRACT 1:

Lot 1, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas, SAVE AND EXCEPT that portion platted as Lot 3, Block 2, New City Block 17842, Olmos Creek Office Park, an Addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas.

TRACT 2:

Lot 2, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas.

TRACT 3:

Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar· County, Texas.

A-1

EXHIBIT B

PERMITTED ENCUMBRANCES

Permitted Exceptions

1.	The following restrictive covenants of record itemized below:

Volume 3858, Page 728, Volume 5425, Page 1009, Volume 5425, Page 1014, Volume 6579, Page 1561, Real Property Records, Bexar County, Texas, but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law. (Tracts 1 and 2)

2.

Standby fees, taxes and assessments by any taxing authority for the year 2012, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exception granted to a previous owner under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

3.	The following matters and all terms of the documents creating or offering evidence of the matters:

	a.	25 foot Building Setback Line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	b.	Variable width Drainage Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	c.	10 foot Drainage Easement along the Southeasterly corner of property line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 1)

	d.	16 foot Sanitary Sewer and Drainage Access Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 2)

	e.	10 foot Sanitary Sewer easement along the Northwesterly property line as shown on plat recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	f.	28 foot Electric and Gas Lines Right of Way Agreement by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in

Volume 7041, Page 1418, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

g.

16 foot Sanitary Sewer Easement along the Northwesterly property line granted to the City of San Antonio by instrument recorded in Volume 6397, Page 660, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

h.

Variable width Electric Easement and 10 foot Gas Easement located along the South property line by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in Volume 7760, Page 1842, Real Property Records, Bexar County, Texas. (Tract 2)

i.	Pollution Agreement Plan referenced by Affidavit recorded in Volume 6387, Page 1050, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

j.	Edwards Aquifer Protection Plan referenced by Affidavit recorded in Volume 7071, Page 1070, Real Property Records, Bexar County, Texas. (Tract 1)

k.	Terms, condition, and provisions of the Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

l.

Memorandum of Shopping Center Ground Lease by and between Olmos Creek Retail Partners, Ltd. (Landlord) and Albertson’s, Inc. (Tenant), dated October 31, 1995, and recorded in Volume 6579, Page 1640, Real Property Records, Bexar County, Texas; said lease assigned to and assumed by HEB Grocery Company, L.P., by Assignment and Assumption Agreement recorded in Volume 9421, Page 1026, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

m.

Memorandum of Lease and Ingress/Egress and Parking Easements granted in such Memorandum by and between Olmos Creek Retail Partners, Ltd. (Landlord) and McDonald’s Corporation (Tenant), dated January 30, 1997, and recorded in Volume 7010, Page 1281, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

n.

Memorandum of Lease by and between Olmos Creek Retail Partners, Ltd., (Landlord) and Subway Real Estate Corporation (Tenant), recorded in Volume 11030, Page 136, Real Property Records, Bexar County, Texas; said Memorandum of Lease corrected and re-recorded in Volume 11157, Page 736, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

o.	Covenant not to compete recorded in Volume 7010, Page 1295, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

p.

Joint Development Agreement by and between Olmos Creek Retail Partners and World Savings and Loan Association recorded in Volume 7335, Page 455, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

q.	13 foot Electric Easement recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2).

r.

Deed of Trust, Security Agreement and Assignment of Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241434, Volume 12434, Page 1347 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Deed of Trust, Security Agreement and Assignment of Rents from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2161.

s.

Assignment of Leases and Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241435, Volume 12434, Page 1395 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Assignment of Leases and Rent from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2166.

t.

Financing Statement, Amreit Olmos Creek, LP, as debtor, NLI Commercial Mortgage Fund, LLC, as secured party, recorded October 4, 2006 in Instrument No. 20060241436, Volume 12434, Page 1407 Real Property Records of Bexar County, Texas; as continued in Volume 14925, Page 1501, Real Property Records of Bexar County, Texas; as amended by Volume 15285, Page 2171, Real Property Records of Bexar County, Texas.

u.	Subordination, Attornment and Nondisturbance Agreement recorded in Volume 12434, Page 1413 and Volume 12434, Page 1426.

EXHIBIT C

After recording, return to:

Vinson & Elkins LLP 2001 Ross Avenue, Suite 3700 Dallas, Texas 75201 Attention: Russell W. Oshman

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

          AMREIT OLMOS CREEK, LP, a Texas limited partnership (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has Granted, Sold, and Conveyed, and by these presents does Grant, Sell, and Convey, unto Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company, having an address of 301 Commerce Street, Suite 3200, Fort Worth, Texas 76102, Attention: Business Affairs (“Grantee”), (a) all that certain real property situated in the County of Bexar, State of Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, (b) together with all buildings and improvements now or hereafter situated thereon, and the lessor’s or landlord’s interest in all space leases or occupancy agreements covering all or any portion thereof and the buildings and improvements situated thereon, and (c) together with all of the right, title and interest in and to the easements in anywise appertaining or belonging thereto (collectively, the “Property”).

          This Deed is made and accepted expressly subject to the matters set forth in Exhibit B attached hereto and made a part hereof for all purposes.

          Notwithstanding the fact that Grantor may be indebted to Grantee or an affiliate of Grantee or that Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest in one or more liens or encumbrances affecting title to the Property, including without limitation some or all of the liens and encumbrances described in Exhibit B attached hereto, (1) this Special Warranty Deed is an absolute conveyance and not security for any obligation, and Grantor expressly waives any statutory, equitable or other right to redeem any interest in the Property, (2) this Special Warranty Deed shall not result in the merger of any lien or encumbrance in which Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest, with the title conveyed hereby, and (3) this Special Warranty Deed shall not result in the subordination or extinguishment of any lien or encumbrance in which Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest, in favor of any other lien or encumbrance.

          TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances belonging in any way to the Property, unto the said Grantee, its successors and assigns forever, and Grantor binds itself and its successors and assigns to warrant and forever defend all and singular the Property to Grantee, its successors and assigns, against every person lawfully claiming or to claim all or any part of the Property, by, through, or under Grantor, but not otherwise.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed to be effective as of February __, 2012.

GRANTOR:	AMREIT OLMOS CREEK, LP, a Texas limited partnership
	By:	AmREIT Olmos Creek GP, Inc., a Texas corporation, its general partner

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

          This instrument was acknowledged before me on February ___, 2012, by _________________________, ____________________ of AmREIT Olmos Creek GP, Inc., a Texas corporation, the general partner of AmREIT Olmos Creek, LP, a Texas limited partnership, on behalf of said corporation and limited partnership.

Notary Public, State of Texas

Printed name of notary

My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

TRACT 1:

Lot 1, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas, SAVE AND EXCEPT that portion platted as Lot 3, Block 2, New City Block 17842, Olmos Creek Office Park, an Addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas.

TRACT 2:

Lot 2, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas.

TRACT 3:

Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar· County, Texas.

EXHIBIT B

PERMITTED ENCUMBRANCES

1.	The following restrictive covenants of record itemized below:

Volume 3858, Page 728, Volume 5425, Page 1009, Volume 5425, Page 1014, Volume 6579, Page 1561, Real Property Records, Bexar County, Texas, but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law. (Tracts 1 and 2)

2.

Standby fees, taxes and assessments by any taxing authority for the year 2012, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exception granted to a previous owner under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

3.	The following matters and all terms of the documents creating or offering evidence of the matters:

	a.	25 foot Building Setback Line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	b.	Variable width Drainage Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	c.	10 foot Drainage Easement along the Southeasterly corner of property line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 1)

	d.	16 foot Sanitary Sewer and Drainage Access Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 2)

	e.	10 foot Sanitary Sewer easement along the Northwesterly property line as shown on plat recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

f.

28 foot Electric and Gas Lines Right of Way Agreement by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in Volume 7041, Page 1418, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

g.

16 foot Sanitary Sewer Easement along the Northwesterly property line granted to the City of San Antonio by instrument recorded in Volume 6397, Page 660, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

h.

Variable width Electric Easement and 10 foot Gas Easement located along the South property line by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in Volume 7760, Page 1842, Real Property Records, Bexar County, Texas. (Tract 2)

i.	Pollution Agreement Plan referenced by Affidavit recorded in Volume 6387, Page 1050, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

j.	Edwards Aquifer Protection Plan referenced by Affidavit recorded in Volume 7071, Page 1070, Real Property Records, Bexar County, Texas. (Tract 1)

k.	Terms, condition, and provisions of the Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

l.

Memorandum of Shopping Center Ground Lease by and between Olmos Creek Retail Partners, Ltd. (Landlord) and Albertson’s, Inc. (Tenant), dated October 31, 1995, and recorded in Volume 6579, Page 1640, Real Property Records, Bexar County, Texas; said lease assigned to and assumed by HEB Grocery Company, L.P., by Assignment and Assumption Agreement recorded in Volume 9421, Page 1026, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

m.

Memorandum of Lease and Ingress/Egress and Parking Easements granted in such Memorandum by and between Olmos Creek Retail Partners, Ltd. (Landlord) and McDonald’s Corporation (Tenant), dated January 30, 1997, and recorded in Volume 7010, Page 1281, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

n.

Memorandum of Lease by and between Olmos Creek Retail Partners, Ltd., (Landlord) and Subway Real Estate Corporation (Tenant), recorded in Volume 11030, Page 136, Real Property Records, Bexar County, Texas; said Memorandum of Lease corrected and re-recorded in Volume 11157, Page 736, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

o.	Covenant not to compete recorded in Volume 7010, Page 1295, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

p.

Joint Development Agreement by and between Olmos Creek Retail Partners and World Savings and Loan Association recorded in Volume 7335, Page 455, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

q.	13 foot Electric Easement recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2).

r.

Deed of Trust, Security Agreement and Assignment of Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241434, Volume 12434, Page 1347 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Deed of Trust, Security Agreement and Assignment of Rents from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2161.

s.

Assignment of Leases and Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241435, Volume 12434, Page 1395 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Assignment of Leases and Rent from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2166.

t.

Financing Statement, Amreit Olmos Creek, LP, as debtor, NLI Commercial Mortgage Fund, LLC, as secured party, recorded October 4, 2006 in Instrument No. 20060241436, Volume 12434, Page 1407 Real Property Records of Bexar County, Texas; as continued in Volume 14925, Page 1501, Real Property Records of Bexar County, Texas; as amended by Volume 15285, Page 2171, Real Property Records of Bexar County, Texas.

u.	Subordination, Attornment and Nondisturbance Agreement recorded in Volume 12434, Page 1413 and Volume 12434, Page 1426.

EXHIBIT D

ASSIGNMENT OF PERSONAL PROPERTY,
LEASES, SERVICE CONTRACTS, WARRANTIES AND NAME

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

          AMREIT OLMOS CREEK, LP, a Texas limited partnership (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company (“Grantee”), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor’s rights, titles, and interests in and to the following described properties located on, affixed to, and/or arising or used in connection with a retail shopping center, with parking and other amenities (the “Project”) situated on the land in the County of Bexar, State of Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land,” which together with the Project is sometimes hereinafter called the “Property”):

          1.          All fixtures, equipment, machinery, building materials, furniture, furnishings, and other personal property owned by Grantor (the “Personal Property”), and located on, attached to, or used in connection with the operation and maintenance of the Property;

          2.          Any leases for space in the Project (the “Leases”), together with security and other deposits owned or held by Grantor pursuant to the Leases, which Leases and security deposits are described on Exhibit C attached hereto;

          3.          Any assignable service, maintenance, or management contracts (excluding, however, any management contract between Grantor and AmREIT Realty Investment Corporation) relating to the ownership and operation of the Property (the “Service Contracts”) in Grantor’s possession which Service Contracts are described on Exhibit D attached hereto;

          4.          Any assignable warranties and guaranties relating to the Property or any portion thereof in Grantor’s possession (collectively, the “Warranties”); and

          5.          The right, title and interest of Grantor, if any, in any name which is used in the operation of the Property, and any assignable variations thereof, and any logos, trade names or trademarks in connection therewith (the “Name”).

          The Personal Property, the Leases, the Service Contracts, the Warranties and the Name are sometimes hereinafter called the “Assignment Property”.

          This assignment is made and accepted expressly subject to the matters set forth in Exhibit B attached hereto and made a part hereof for all purposes.

          Grantee for itself and its successors hereby covenants and agrees with Grantor as follows:

          1.          Grantee hereby assumes and agrees to perform all of the lessor’s or landlord’s obligations under the Leases which are set forth in the copies of the Leases or documents relating to the Leases which have been delivered to Grantee on or prior to the date hereof (collectively, the “Delivered Leases”) and which are required to be performed from and after the date hereof (subject, in all respects, to the terms of such Leases).

          2.          Grantee hereby assumes and agrees to perform all of the obligations of the owner of the Property under the Service Contracts which have been delivered to Grantee on or prior to the date hereof (collectively, the “Delivered Service Contracts”) and which are required to be performed from and after the date hereof.

          3.          Grantee hereby indemnifies and agrees to hold Grantor harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting by virtue of Grantee’s failure to perform or comply with any term, covenant, or condition of the Delivered Leases or the Delivered Service Contracts required to be performed or complied with from and after the date hereof and for liabilities arising out of the Leases and relating to periods after the date hereof. Notwithstanding the foregoing, Grantee shall neither indemnify nor hold harmless Grantor (a) from any liabilities arising under the Leases or the Service Contracts and relating to periods prior to the date hereof, or (b) for liabilities arising out of any Leases, any documents relating to the Leases or any Service Contracts unless such Leases related documents, or Service Contracts are delivered to Grantee on or prior to the date hereof.

          4.          Grantor hereby indemnifies and agrees to hold Grantee harmless from and against any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and court costs) resulting to Grantee by virtue of Grantor’s failure to perform or comply with any term, covenant, or condition of the Leases, any documents relating to the Leases or any Service Contracts which have been entered into by Grantor and are required to be performed prior to the date hereof. Notwithstanding the foregoing, Grantor shall neither indemnify nor hold Grantee harmless from any liabilities arising under the Leases or the Service Contracts and relating to periods after the date hereof, or for obligations under the Leases arising after the date hereof which are assumed by Grantee.

          5.          Notwithstanding the fact that Grantor may be indebted to Grantee or an affiliate of Grantee or that Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest in one or more liens or encumbrances affecting title to the Assignment Property, including without limitation some or all of the liens and encumbrances described in Exhibit B attached hereto, (1) this Assignment of Personal Property, Leases, Service Contracts, Warranties and Name (this “Assignment”) is an absolute assignment and conveyance and not security for any obligation, and Grantor expressly waives any statutory, equitable or other right to redeem any interest in the Assignment Property, (2) this Assignment shall not result in the merger of any lien or encumbrance in which Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest, with the title conveyed hereby, and (3) this Assignment shall not result in the subordination or extinguishment of any lien or encumbrance in which Grantee or an affiliate of Grantee may have or acquire, directly or indirectly, an interest, in favor of any other lien or encumbrance.

This Assignment may be executed in multiple counterparts, each of which constitutes an original, and all of which together constitute one agreement.

This Assignment shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment to be effective as of February __, 2012.

GRANTOR:	AMREIT OLMOS CREEK, LP, a Texas limited partnership
	By:	AmREIT Olmos Creek GP, Inc., a Texas corporation, its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

          This instrument was acknowledged before me on February ___, 2012, by _________________________, ____________________ of AmREIT Olmos Creek GP, Inc., a Texas corporation, the general partner of AmREIT Olmos Creek, LP, a Texas limited partnership, on behalf of said corporation and limited partnership.

Notary Public, State of Texas

Printed name of notary

My Commission Expires:

GRANTEE:	Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company

By:
Noel Nesser, CFO & Treasurer

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

          This instrument was acknowledged before me on February ___, 2012, by Noel Nesser, CFO & Treasurer of Q Olmos Creek Property, LLC, a Texas limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

Printed name of notary

My Commission Expires:

EXHIBIT A

LEGAL DESCRIPTION

TRACT 1:

Lot 1, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas, SAVE AND EXCEPT that portion platted as Lot 3, Block 2, New City Block 17842, Olmos Creek Office Park, an Addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas.

TRACT 2:

Lot 2, in Block 2, NCB 17842, Olmos Creek Office Park, Unit 1, City of San Antonio, Bexar County, Texas, according to the plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas.

TRACT 3:

Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar· County, Texas.

EXHIBIT B

PERMITTED ENCUMBRANCES

1.	The following restrictive covenants of record itemized below:

Volume 3858, Page 728, Volume 5425, Page 1009, Volume 5425, Page 1014, Volume 6579, Page 1561, Real Property Records, Bexar County, Texas, but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, or source of income, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law. (Tracts 1 and 2)

2.

Standby fees, taxes and assessments by any taxing authority for the year 2012, and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exception granted to a previous owner under Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

3.	The following matters and all terms of the documents creating or offering evidence of the matters:

	a.	25 foot Building Setback Line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	b.	Variable width Drainage Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

	c.	10 foot Drainage Easement along the Southeasterly corner of property line as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 1)

	d.	16 foot Sanitary Sewer and Drainage Access Easement as shown on plat recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tract 2)

	e.	10 foot Sanitary Sewer easement along the Northwesterly property line as shown on plat recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2)

f.

28 foot Electric and Gas Lines Right of Way Agreement by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in Volume 7041, Page 1418, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

g.

16 foot Sanitary Sewer Easement along the Northwesterly property line granted to the City of San Antonio by instrument recorded in Volume 6397, Page 660, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

h.

Variable width Electric Easement and 10 foot Gas Easement located along the South property line by and between the Olmos Creek Retail Partners, Ltd. and the City of San Antonio recorded in Volume 7760, Page 1842, Real Property Records, Bexar County, Texas. (Tract 2)

i.	Pollution Agreement Plan referenced by Affidavit recorded in Volume 6387, Page 1050, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

j.	Edwards Aquifer Protection Plan referenced by Affidavit recorded in Volume 7071, Page 1070, Real Property Records, Bexar County, Texas. (Tract 1)

k.	Terms, condition, and provisions of the Reciprocal Easement set out in Declaration recorded in Volume 6579, Page 1561, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

l.

Memorandum of Shopping Center Ground Lease by and between Olmos Creek Retail Partners, Ltd. (Landlord) and Albertson’s, Inc. (Tenant), dated October 31, 1995, and recorded in Volume 6579, Page 1640, Real Property Records, Bexar County, Texas; said lease assigned to and assumed by HEB Grocery Company, L.P., by Assignment and Assumption Agreement recorded in Volume 9421, Page 1026, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

m.

Memorandum of Lease and Ingress/Egress and Parking Easements granted in such Memorandum by and between Olmos Creek Retail Partners, Ltd. (Landlord) and McDonald’s Corporation (Tenant), dated January 30, 1997, and recorded in Volume 7010, Page 1281, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

n.

Memorandum of Lease by and between Olmos Creek Retail Partners, Ltd., (Landlord) and Subway Real Estate Corporation (Tenant), recorded in Volume 11030, Page 136, Real Property Records, Bexar County, Texas; said Memorandum of Lease corrected and re-recorded in Volume 11157, Page 736, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

o.	Covenant not to compete recorded in Volume 7010, Page 1295, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

p.

Joint Development Agreement by and between Olmos Creek Retail Partners and World Savings and Loan Association recorded in Volume 7335, Page 455, Real Property Records, Bexar County, Texas. (Tracts 1 and 2)

q.	13 foot Electric Easement recorded in Volume 9506, Pages 103-105, Deed and Plat Records, Bexar County, Texas. (Tracts 1 and 2).

r.

Deed of Trust, Security Agreement and Assignment of Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241434, Volume 12434, Page 1347 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Deed of Trust, Security Agreement and Assignment of Rents from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2161.

s.

Assignment of Leases and Rents dated October 3, 2006, executed by Amreit Olmos Creek, LP, as Borrower, for the benefit of NLI Commercial Mortgage Fund, LLC, as Lender, recorded October 4, 2006 in Instrument No. 20060241435, Volume 12434, Page 1395 of the Real Property Records of Bexar County, Texas; as modified by Assignment of Assignment of Leases and Rent from NLI Commercial Mortgage Fund, LLC to Q Olmos Creek Property, LLC dated effective December 22, 2011 and recorded in Volume 15285, Page 2166.

t.

Financing Statement, Amreit Olmos Creek, LP, as debtor, NLI Commercial Mortgage Fund, LLC, as secured party, recorded October 4, 2006 in Instrument No. 20060241436, Volume 12434, Page 1407 Real Property Records of Bexar County, Texas; as continued in Volume 14925, Page 1501, Real Property Records of Bexar County, Texas; as amended by Volume 15285, Page 2171, Real Property Records of Bexar County, Texas.

u.	Subordination, Attornment and Nondisturbance Agreement recorded in Volume 12434, Page 1413 and Volume 12434, Page 1426.

EXHIBIT C

LEASES AND SECURITY DEPOSITS

1.	Lease dated April 8, 2010, between AmREIT Olmos Creek, LP, as Landlord, and Ana Gonzalez, an individual, doing business as “Salon Identity”, as Tenant.
Security Deposit: $2,874.67

2.

Ground Lease dated March 22, 1996, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Compass Bank – San Antonio, a Texas corporation, the predecessor in interest to Compass Bank, as Tenant.

Security Deposit: $-0-

3.

Shopping Center Lease dated August 3, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Electra Lamp Shop, Inc., doing business as “Compton’s Lamps & Shades”, as Tenant.

Security Deposit: $4,357.50

Amendments	Date
Amendment No. 1	October 1, 2002
Amendment No. 2	February 1, 2007
Amendment No. 3	September 18, 2009
Amendment No. 4	July 16, 2010

4.

Shopping Center Lease dated September 17, 2002, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Edward D. Jones & Co., as Tenant.

Security Deposit: $-0-

Amendments	Date
Amendment No. 1	January 30, 2007
Amendment No. 2	January 26, 2011

5.

Shopping Center Lease dated May 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Trak Investments Inc., the predecessor in interest to McCurry Enterprises, LP, doing business as “Fantastic Sam’s”, as Tenant.

Security Deposit: $1,969.33

Amendments	Date
Amendment No. 1	January 13, 1997
Amendment No. 2	October 1, 2002
Amendment No. 3	February 7, 2007
Amendment No. 4	April 1, 2011
Amendment No. 5	October 5, 2011

6.	Lease dated May 1, 2008, as amended, between AmREIT Olmos Creek, LP, as Landlord, and Odette, Inc., a Texas corporation doing business as “Frederick’s Restaurant”, as Tenant.
Security Deposit: $11,466.67

Amendments	Date
Amendment No. 1	April 18, 2009

7.

Shopping Center Ground Lease dated October 31, 1995, and Shopping Center Ground Lease dated January 10, 2003, each as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Albertson’s, Inc., the predecessor in interest to HEB Grocery Company, LP, as Tenant.

Security Deposit: $-0-

Amendments	Date
Amendment No. 1	January 15, 2003

8.	Ground Lease dated June 6, 1997, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and McDonald’s Corporation, as Tenant.
Security Deposit: $-0-

9.

Shopping Center Lease dated November 29, 2004, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Park Avenue Cleaners-SA, LLC, as Tenant.

Security Deposit: $3,000.00

Amendments	Date
Amendment No. 1	April 18, 2008

10.

Shopping Center Lease dated October 16, 2002, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and LeVan Hoang, an individual, and the predecessor in interest to Hiep C. Mai and Buu T. Vo, individuals doing business as “Solar Nail Studio”, as Tenant.

Security Deposit: $2,552.08

Amendments	Date
Amendment No. 1	February 2, 2007

11.

Shopping Center Lease dated November 4, 2003, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Subway Real Estate Corp., as Tenant.

Security Deposit: $3,191.25

Amendments	Date
Amendment No. 1	August 25, 2009

12.

Shopping Center Lease dated June 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Thrifty Liquors, Inc., as Tenant.

Security Deposit: $3,375.00

Amendments	Date
Amendment No. 1	January 22, 1997
Amendment No. 2	March 28, 1997
Amendment No. 3	October 1, 2002
Amendment No. 4	February 5, 2007
Amendment No. 5	April 12, 2010
Amendment No. 6	February 18, 2011

13.

Shopping Center Lease dated March 15, 2004, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Thomas H. Scherwitz, an individual, doing business as “The UPS Store”, as Tenant.

Security Deposit: $2,945.00

Amendments	Date
Amendment No. 1	August 4, 2009

14.

Shopping Center Lease dated May 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Svelan Enterprises, Inc., doing business as “Wild Birds Unlimited”, as Tenant.

Security Deposit: $2,758.00

Amendments	Date
Amendment No. 1	March 28, 2007
Amendment No. 2	October 1, 2002

EXHIBIT D

SERVICE CONTRACTS

1.	Service Provider Contract dated July 2006 between Olmos Creek Retail Partners, LLC, the predecessor in interest to AmREIT Olmos Creek, LP, and MLC Landscaping Co., Inc. (month-to-month contract).

2.	Service Agreement dated August 23, 2004 with Allied Waste (formerly BFI) with a 60 day cancellation clause.

EXHIBIT E

TENANT NOTICE LETTER

AMREIT OLMOS CREEK, LP
8 Greenway Plaza, Suite 1000
Houston, Texas 77046

February ___, 2012

[Name and Address of Tenant]

RE:	Lease dated _______________, 20___, between ______________________________, as Landlord, and ______________________________, as Tenant ____________________

Ladies/Gentlemen:

          This letter relates to your lease (the “Lease”) of space in the shopping center located at 14602, 14610, 14620, 14624 and 14630 Huebner Road and 14439 NW Military Highway, San Antonio, Texas, and commonly known as Olmos Creek Shopping Center (the “Project”). AmREIT Olmos Creek, LP (“Landlord”) is selling and conveying the Project to Q Olmos Creek Property, LLC, a Texas limited liability company (“New Owner”), and all leases of space in the Project, including the above Lease, are being assigned to New Owner. In order to receive credit for payment of rent under the Lease, payment of the rent should be made in accordance with the directions of this letter.

          You are hereby irrevocably and unconditionally authorized and directed that:

          (1) each payment of rent or any other charge by you under the Lease is to be made in the form of a check made payable to the order of New Owner and delivered to the following address:

Q Olmos Creek Property, LLC
c/o Lincoln Property Company
Attn:	Retail Accounting
2000 McKinney Avenue, Suite 1000
Dallas, Texas 75201

          and (2) any notices or other correspondence with respect to the Lease should be sent to New Owner at the following address:

Q Olmos Creek Property, LLC
301 Commerce Street, Suite 3200
Fort Worth, Texas 76102
Attention: Business Affairs

Payments which are not made in accordance with this authorization and direction will not be credited to payment of rents until otherwise properly directed. Please contact the building manager, Bobbie Myers, at the address below if you have any questions or comments on this matter:

Bobbie Myers
c/o Lincoln Property Company
900 Capital of Texas Highway South, Suite 150
Austin, Texas 78746
Telephone: 512.322.3218

          Your security deposit in the amount of $_______________ was assigned and transferred by Landlord to New Owner. New Owner is now responsible for your security deposit.

          Thank you for your cooperation.

LANDLORD	AMREIT OLMOS CREEK, LP, a Texas limited partnership
	By:	AmREIT Olmos Creek GP, Inc., a Texas corporation, its general partner

By:
Name:
Title:

NEW OWNER:	Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company

By:
Name:
Title:

EXHIBIT F

FIRPTA CERTIFICATE

          Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), if a disregarded entity has legal title to a U.S. real property interest under local law, the owner of such disregarded entity (and not the disregarded entity itself) will be the transferor of such property. To inform _______________________________, a _____________________ (“Transferee”) that withholding of tax is not required upon the disposition of a U.S. real property interest by AMREIT OLMOS CREEK, LP, a Texas limited partnership (“Transferor”), the undersigned, in his or her capacity as _____________ of _______________________, a _______________, but not individually, hereby certifies to Transferee the following on behalf of Transferor:

          1.       Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii);

3.	Transferor’s U.S. employer identification number is ______________; and

4.	Transferor’s office address is __________________________________________________________________.

          Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalties of perjury I declare that I have examined this certification and that to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

          Dated as of February __, 2012.

[Signature page follows.]

F-1

_________________________, a ________________________

By:

Name:

Title:

THE STATE OF ______________	§
§
COUNTY OF ________________	§

          This instrument was acknowledged before me on February ___, 2012, by _____________, _______________ of ___________________________, a ____________________on behalf of said ___________________________.

_______________________________________________________
Notary Public, State of ______________________

F-2

EXHIBIT G

LITIGATION

None.

G-1

EXHIBIT H

UNPAID LEASING OR SALES COMMISSIONS

None.

H-1

EXHIBIT I

UNPAID BILLS

1.	CPS Energy (Account # 300-1765-270, 300-1765-272, 300-1765-273, 300-2264-961)

2.	Allied Waste (Account # 3-0859-0009225, 3-0859-0009597, 3-0859-0218107)

3.	MLC Landscaping (Invoice # 54080)

4.	Clean Earth Solutions (Invoice # 24602)

5.	J’s Total Services (Invoice # 3192, 3182, 3183)

I-1

EXHIBIT J

OPERATING ACCOUNTS

Account	Balance
Account # XXXXXXX with Amegy Bank, N.A.	$52,010.51

J-1

EXHIBIT K

SCHEDULED SERVICES AND MATERIALS

Unpaid Invoices

1.	CPS Energy (Account # 300-1765-270, 300-1765-272, 300-1765-273, 300-2264-961)

2.	Allied Waste (Account # 3-0859-0009225, 3-0859-0009597, 3-0859-0218107)

3.	MLC Landscaping (Invoice # 54080)

4.	Clean Earth Solutions (Invoice # 24602)

5.	J’s Total Services (Invoice # 3192, 3182, 3183)

Work Performed, Invoice Not Yet Received

1.	Earthwise Organic Pest Control – pesticide service

K-1

EXHIBIT L

LIST OF LEASES AND DEPOSITS

1.	Lease dated April 8, 2010, between AmREIT Olmos Creek, LP, as Landlord, and Ana Gonzalez, an individual, doing business as “Salon Identity”, as Tenant.
Security Deposit: $2,874.67

2.

Ground Lease dated March 22, 1996, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Compass Bank – San Antonio, a Texas corporation, the predecessor in interest to Compass Bank, as Tenant.

Security Deposit: $-0-

3.

Shopping Center Lease dated August 3, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Electra Lamp Shop, Inc., doing business as “Compton’s Lamps & Shades”, as Tenant.

Security Deposit: $4,357.50

Amendments	Date
Amendment No. 1	October 1, 2002
Amendment No. 2	February 1, 2007
Amendment No. 3	September 18, 2009
Amendment No. 4	July 16, 2010

4.

Shopping Center Lease dated September 17, 2002, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Edward D. Jones & Co., as Tenant.

Security Deposit: $-0-

Amendments	Date
Amendment No. 1	January 30, 2007
Amendment No. 2	January 26, 2011

5.

Shopping Center Lease dated May 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Trak Investments Inc., the predecessor in interest to McCurry Enterprises, LP, doing business as “Fantastic Sam’s”, as Tenant.

Security Deposit: $1,969.33

Amendments	Date
Amendment No. 1	January 13, 1997
Amendment No. 2	October 1, 2002
Amendment No. 3	February 7, 2007
Amendment No. 4	April 1, 2011
Amendment No. 5	October 5, 2011

6.	Lease dated May 1, 2008, as amended, between AmREIT Olmos Creek, LP, as Landlord, and Odette, Inc., a Texas corporation doing business as “Frederick’s Restaurant”, as Tenant.
Security Deposit: $11,466.67

Amendments	Date
Amendment No. 1	April 18, 2009

7.

Shopping Center Ground Lease dated October 31, 1995, and Shopping Center Ground Lease dated January 10, 2003, each as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Albertson’s, Inc., the predecessor in interest to HEB Grocery Company, LP, as Tenant.

Security Deposit: $-0-

Amendments	Date
Amendment No. 1	January 15, 2003

8.	Ground Lease dated June 6, 1997, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and McDonald’s Corporation, as Tenant.
Security Deposit: $-0-

9.

Shopping Center Lease dated November 29, 2004, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Park Avenue Cleaners-SA, LLC, as Tenant.

Security Deposit: $3,000.00

Amendments	Date
Amendment No. 1	April 18, 2008

10.

Shopping Center Lease dated October 16, 2002, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and LeVan Hoang, an individual, and the predecessor in interest to Hiep C. Mai and Buu T. Vo, individuals doing business as “Solar Nail Studio”, as Tenant.

Security Deposit: $2,552.08

Amendments	Date
Amendment No. 1	February 2, 2007

11.

Shopping Center Lease dated November 4, 2003, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Subway Real Estate Corp., as Tenant.

Security Deposit: $3,191.25

Amendments	Date
Amendment No. 1	August 25, 2009

12.

Shopping Center Lease dated June 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Thrifty Liquors, Inc., as Tenant.

Security Deposit: $3,375.00

Amendments	Date
Amendment No. 1	January 22, 1997
Amendment No. 2	March 28, 1997
Amendment No. 3	October 1, 2002
Amendment No. 4	February 5, 2007
Amendment No. 5	April 12, 2010
Amendment No. 6	February 18, 2011

13.

Shopping Center Lease dated March 15, 2004, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Thomas H. Scherwitz, an individual, doing business as “The UPS Store”, as Tenant.

Security Deposit: $2,945.00

Amendments	Date
Amendment No. 1	August 4, 2009

14.

Shopping Center Lease dated May 20, 1996, as amended, between Olmos Creek Retail Partners, Ltd., the predecessor in interest to AmREIT Olmos Creek, LP, as Landlord, and Svelan Enterprises, Inc., doing business as “Wild Birds Unlimited”, as Tenant.

Security Deposit: $2,758.00

Amendments	Date
Amendment No. 1	March 28, 2007
Amendment No. 2	October 1, 2002

EXHIBIT M

After recording, return to:

Vinson & Elkins LLP
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
Attention: Russell W. Oshman

QUITCLAIM DEED

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

          AMREIT OLMOS CREEK, LP, a Texas limited partnership (“Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has RELEASED AND FOREVER QUITCLAIMED and by these presents does RELEASE AND FOREVER QUITCLAIM unto Q OLMOS CREEK PROPERTY, LLC, a Texas limited liability company having an address of 301 Commerce Street, Suite 3200, Fort Worth, Texas 76102, Attention: Business Affairs (“Grantee”) all of Grantor’s right, title, and interest (if any) in and to that certain tract or parcel of land in Bexar County, Texas, more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all rights, titles, and interests appurtenant thereto (such land and interests are hereinafter collectively referred to as the “Property”).

          TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed to be effective as of February __, 2012.

GRANTOR:	AMREIT OLMOS CREEK, LP, a Texas limited partnership
	By:	AmREIT Olmos Creek GP, Inc., a Texas corporation, its general partner

By:
Name:
Title:

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

          This instrument was acknowledged before me on February ___, 2012, by _________________________, ____________________ of AmREIT Olmos Creek GP, Inc., a Texas corporation, the general partner of AmREIT Olmos Creek, LP, a Texas limited partnership, on behalf of said corporation and limited partnership.

Notary Public, State of Texas

Printed name of notary

My Commission Expires: _________________________________

EXHIBIT A

LEGAL DESCRIPTION

Lot 3, Block 2, New City Block 17842, Olmos Creek Office Park, an Addition to the City of San Antonio, Bexar County, Texas, according to the map or plat thereof recorded in Volume 9530, Page 137, Deed and Plat Records, Bexar County, Texas.